Verecloud Reports Third Quarter Results

New Strategy Focused on Directly Reaching SMB Market

ENGLEWOOD, CO -- (Marketwire - May 11, 2011) - Verecloud, Inc. (OTCBB: VCLD), innovators in the emerging cloud computing services business, today announced financial results for its fiscal 2011 third quarter ended March 31, 2011 highlighted by revenue of $1,002,326 as the company transitions its business model to delivering cloud services as a complete, customized suite directly to the small and medium business market (SMBs).

While professional services remained Verecloud's sole source of revenue for the three months ended March 31, 2011, this transition has resulted in lower professional services revenue versus previous quarters as the company invests in the new strategy. The trend is expected to continue in the near term as the company focuses on investing in and launching the cloud services platform in the fiscal 2012 first quarter ended September 30, 2011.

"We are very excited about the launch of our cloud services platform directly to SMBs," said John McCawley, chief executive officer of Verecloud. "We have spent a lot of time talking to SMBs about their needs in the cloud marketplace and we believe our platform will revolutionize how they take advantage of the explosive market for cloud services and will drive a significant opportunity for Verecloud."

Financial Highlights

--  Revenue of $1,002,326, down 37 percent from the quarter ended
    December 31, 2010 and up 285 percent compared to the year ago quarter.

--  Net loss of $385,936, down from net income of $17,724 in the quarter ended December 31, 2010. Net loss for the three months ended March 31,
    2010 was $636,096.

--  Ended the quarter with a cash balance of $32,961 compared to $197,151 as of the fiscal year ended June 30, 2010 and down from $326,971 at
    March 31, 2010.

Additional financial information, including historical SEC filings and the current Quarterly Report on Form 10-Q can be found on Verecloud's website at www.verecloud.com.

About Verecloud

Based in Denver, Colorado, Verecloud®, Inc. is an innovative technology company that developed and operates Nimbus CSB, a cloud service brokerage platform that integrates cloud service suppliers and connects to SMBs through multiple distribution channels. Nimbus CSB is targeted at organizations that need innovative, high-margin cloud services to drive growth including SMBs, communications service providers (CSPs), managed service providers (MSPs), and innovative cloud computing solution suppliers who want access to the evolving distribution channels. For more information on Verecloud visit: http://www.verecloud.com

Forward-Looking Statement

This release may contain projections and other forward-looking statements that involve risks and uncertainties. Forward-looking statements are projections reflecting management's judgment and assumptions based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Future performance cannot be assured. Readers are referred to the documents filed by Verecloud with the Securities and Exchange Commission (SEC), specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements. Recent documents filed with the SEC can be found in the Investor Relations section of our website (www.verecloud.com). Verecloud believes the forward-looking statements in this release are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date of this release. Verecloud is not obligated to publicly release any revisions to forward-looking statements to reflect events after the date of this release.

            CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

                                                   March 31,     June 30,
                                                     2011          2010
                                                  -----------  -----------

                       ASSETS

Current assets
  Cash                                            $    32,961  $   197,151
  Accounts receivable                                 534,943      632,962
  Other current assets                                 55,555       34,243
                                                  -----------  -----------
      Total current assets                            623,459      864,356

Property and equipment
  Computer related                                     89,307       87,655
  Equipment and machinery                              39,485       36,255
  Other property and equipment                         36,330       36,330
                                                  -----------  -----------
    Subtotal                                          165,122      160,240
  Accumulated depreciation                           (127,740)     (98,839)
                                                  -----------  -----------
    Net property and equipment                         37,381       61,401

Other assets
  Capitalized software, net                           862,990            -

                                                  -----------  -----------
  Total assets                                    $ 1,523,831  $   925,757
                                                  ===========  ===========

        LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current liabilities
  Accounts payable                                $   360,511  $   174,899
  Accrued liabilities                                 395,079      319,899
                                                  -----------  -----------
      Total current liabilities                       755,590      494,798

Long term debt, net of unamortized discount         1,426,648      864,000

                                                  -----------  -----------
  Total liabilities                                 2,182,238    1,358,798

Commitments and contingencies

Stockholders' (deficit)
      Preferred stock - $0.001 par value,
       5,000,000 shares authorized:                         -            -
        No shares issued or outstanding
      Common stock - $0.001 par value,
       200,000,000 shares authorized:                  71,577       70,098
        71,577,165 and 70,098,000 shares
         issued and outstanding, respectively
      Additional paid-in capital                    1,086,888      797,670
  Accumulated (deficit)                            (1,816,872)  (1,300,809)
                                                  -----------  -----------
    Total stockholders' (deficit)                    (658,407)    (433,041)

                                                  -----------  -----------
  Total liabilities and stockholders' (deficit)   $ 1,523,831  $   925,757
                                                  ===========  ===========

        CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

                            Three Months Ended       Nine Months Ended
                                March 31,                March 31,
                        ------------------------  ------------------------
                            2011         2010         2011         2010
                        -----------  -----------  -----------  -----------
Revenue                 $ 1,002,326  $   260,433  $ 4,106,553  $ 5,126,586

Cost of goods sold          540,420      129,999    1,908,945    2,299,535

                        -----------  -----------  -----------  -----------
Gross profit                461,907      130,434    2,197,608    2,827,051

Operating expenses
  Employee related (1)      412,792      656,353    1,173,429    1,507,613
  Marketing expense         124,060      139,687      616,923      527,981
  Legal and accounting       80,569      105,594      238,510      357,904
  Consulting expense         41,286       99,513      212,961      191,050
  Rent                       22,500       34,416       67,435      104,858
  Travel and
   entertainment             45,792       52,421       97,456       96,938
  Information
   technology                12,889        9,174       31,126       72,808
  Depreciation                8,924       12,555       28,901       24,476
  Other                      48,097       24,996      134,555       73,277
                        -----------  -----------  -----------  -----------
    Total operating
     expenses               796,909    1,134,709    2,601,295    2,956,905

                        -----------  -----------  -----------  -----------
Operating income (loss)    (335,003)  (1,004,275)    (403,687)    (129,854)

Other income (expense)
  Interest income                16          965          242        3,608
  Interest (expense)        (38,204)     (38,319)     (99,873)    (134,693)
                        -----------  -----------  -----------  -----------
  Total other income
   (expense)                (38,188)     (37,354)     (99,630)    (131,085)

                        -----------  -----------  -----------  -----------
Pretax income (loss)       (373,191)  (1,041,629)    (503,318)    (260,939)

Income tax expense
 (benefit)                   12,745     (405,533)      12,745     (341,223)

                        -----------  -----------  -----------  -----------
Net income (loss)       $  (385,936) $  (636,096) $  (516,063) $    80,284
                        ===========  ===========  ===========  ===========

Basic net income (loss)
 per common share       $     (0.01) $     (0.01) $     (0.01) $      0.00

Basic weighted average
 common shares           71,366,758   47,729,222   70,610,311   44,096,752

(1) Includes
    stock-based
    compensation as
    follows:
      Salary and wages  $    19,812  $    28,916  $    86,744  $   204,743

        CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW (UNAUDITED)

                                                      Nine Months Ended
                                                          March 31,
                                                    ----------------------
Operating Activities                                   2011        2010
                                                    ----------  ----------
  Net income (loss)                                 $ (516,063) $   80,284
Adjustments to reconcile net income to
 net cash from operations
  Depreciation and amortization                         28,901      24,476
  Stock for services                                     8,185     141,915
  Stock-based compensation                              86,744     204,743
  Income tax expense (benefit)                               -    (341,223)
Change in assets and liabilities
  Accounts receivable                                   98,019   1,125,323
  Other current assets                                 (21,312)      8,365
  Accounts payable                                     185,612     (77,203)
  Other current liabilities                             75,180     (15,373)
                                                    ----------  ----------
Net cash provided by (used in) operating activities    (54,735)  1,151,308

Investing Activities
  Purchase of computer related                          (1,652)    (12,727)
  Purchase of equipment and machinery                   (3,230)     (2,519)
  Purchase of other property and equipment                   -      (2,946)
  Capitalized software                                (862,990)          -
                                                    ----------  ----------
Net cash (used in) investing activities               (867,872)    (18,193)

Financing Activities
  Issuance of common stock                              58,417           -
  Reduction in note payable                           (100,000)   (840,000)
  Increase in long term debt                           800,000           -
  Members distributions                                      -    (506,623)
                                                    ----------  ----------
Net cash provided by (used in) financing activities    758,417  (1,346,623)

Decrease in cash for period                         $ (164,190) $ (213,508)
Cash at beginning of period                            197,151     540,479
                                                    ----------  ----------
Cash at end of period                               $   32,961  $  326,971
                                                    ----------  ----------

Schedule of Noncash Investing and Financing
 Activities
  Loan Discount                                     $  137,352  $        -

Supplemental disclosure:
  Cash paid for interest during the year            $        -  $  134,693
  Cash paid for income taxes during the year        $   12,745  $        -

Investor Relations
Jim Buckley
Chief Financial Officer
Verecloud, Inc.
877-711-6492
jim.buckley@verecloud.com

Media Relations
Dirk Van Slyke
Corporate Marketing
Verecloud, Inc.
303-999-7398
dirk.vanslyke@verecloud.com